UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 SCHEDULE 14A

                      INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  | |

Check the appropriate box:

| |   Preliminary Proxy Statement

| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

| |   Definitive Proxy Statement

|X|   Definitive Additional Materials

| |   Soliciting Material Pursuant to Rule 14a-12

                              PIONEER VALUE FUND
--------------------------------------------------------------------------------
                (Name of Registrant(s) as Specified In Its Charter)

                                     N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

| |   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

           --------------------------------------------------------------------
      (2)  Aggregate number of securities to which transaction applies:

           --------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           --------------------------------------------------------------------
      (4)  Proposed maximum aggregate value of transaction:

           --------------------------------------------------------------------
      (5)  Total fee paid:

         --------------------------------------------------------------------
| |   Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:

           --------------------------------------------------------------------
      (2)  Form, Schedule or Registration Statement No.:

           --------------------------------------------------------------------
      (3)  Filing Party:

           --------------------------------------------------------------------
      (4)  Date Filed:

                                 Important Notice

                                 March 11, 2013

                                 Special Meeting of Shareholders of
                                 Pioneer Value Fund

                                 Dear Pioneer Value Fund Shareholder,

                                 We are writing to let you know that a
                                 special meeting of Pioneer Value Fund
                                 shareholders will be held on Tuesday,
                                 May 7, 2013, to consider and vote on
                                 two important proposals. The first
                                 proposal is to approve an Amended and
                                 Restated Management Agreement between
                                 your fund and Pioneer Investment
                                 Management, Inc. ("Pioneer"), and the
                                 second is to approve a modified
                                 investment objective for your fund of
                                 "long-term capital growth". As a
                                 shareholder of the Fund, this is your
                                 opportunity to voice your opinion on
                                 these matters and we encourage you to
                                 do so.

                                 By voting your shares you tell
                                 Pioneer how you feel about these
                                 matters and you help eliminate the
                                 need for subsequent mailings or phone
                                 calls to acquire sufficient votes to
                                 hold the meeting. Even if you own a
                                 small number of shares, we urge you
                                 to vote today.

                                 You may vote using one of the
         There are three         following options:
         convenient ways to
         vote your shares --     . To vote by TouchTone telephone,
         by phone, on the        call 1 800-454-8683, enter the
         Internet or by mail.    Control Number on your voting
                                 instruction form and follow the
                                 recorded instructions

                                 . To vote by Internet log into
                                 www.proxyvote.com, enter the Control
                                 Number on your voting instruction
                                 form and follow the instructions on
                                 the website.

                                 . To vote by mail, sign and date your
                                 voting instruction form and return it
                                 in the enclosed postage-paid reply
                                 envelope.

                                 NOTE: If you vote by phone or
                                 Internet, please do not return your
                                 voting instruction form.

         Your vote is extremely  The enclosed package contains
         important, no matter    detailed information about the issues
         how many shares you     being considered and we suggest that
         own.                    the materials before casting your
                                 vote. Your Fund's Board of Trustees,
                                 whose primary role is to protect your
                                 interests as a shareholder, has
                                 reviewed the Proposals and, in their
                                 opinion, the Proposals are fair and
                                 reasonable. The Trustees unanimously
                                 recommend you vote FOR both
                                 Proposals. We must receive your vote
                                 by May 7, 2013.

                                 Again, we encourage you to vote your
                                 shares as quickly as possible and we
                                 thank you in advance for your prompt
                                 attention to this matter. If you have
                                 any questions about this proxy
                                 solicitation or the proposals, please
                                 call 1-866-905-2396.

                                 Sincerely,

                                 Pioneer Investment Management
                                 Shareholder Services, Inc.

         Securities offered through Pioneer Funds Distributor, Inc. 60 State Street, Boston, Massachusetts 02109, Underwriter of Pioneer mutual funds, Member SIPC
         (C)2013 Pioneer Investments . us.pioneerinvestments.com
         26483-00-0313

                                 Important Notice

                                 March 7, 2013

                                 Special Meeting of Shareholders of
                                 Pioneer Value Fund

                                 Dear Pioneer Value Fund Shareholder,

                                 We are writing to let you know that a
                                 special meeting of Pioneer Value Fund
                                 shareholders will be held on Tuesday,
                                 May 7, 2013, to consider and vote on
                                 two important proposals. The first
                                 proposal is to approve an Amended and
                                 Restated Management Agreement between
                                 your Fund and Pioneer Investment
                                 Management Inc. ("Pioneer"), and the
                                 second is to approve a modified
                                 investment objective of "long-term
                                 capital growth" for your Fund. As a
                                 shareholder of the Fund, this is your
                                 opportunity to voice your opinion on
                                 these matters and we encourage you to
                                 do so.

                                 By voting your shares, you help
                                 eliminate the need for subsequent
                                 mailings or phone calls to acquire
                                 sufficient votes to hold the meeting.
                                 Even if you own a small number of
                                 shares, we urge you to vote today.

                                 You may vote using one of the
                                 following options:
         There are three
         convenient ways to      .  (right arrow) To vote by
         vote your shares -- by  touch-tone telephone, call
         phone, on the Internet  1-800-337-3503, enter the Control
         or by mail.             Number on your proxy card and follow
                                 the recorded instructions.

                                 .  (right arrow) To vote by Internet,
                                 log into www.proxy-direct.com, enter
                                 the Control Number on your proxy card
                                 and follow the instructions on the
                                 website.

                                 .  (right arrow) To vote by mail,
                                 sign and date the proxy card and
                                 return it in the enclosed
                                 postage-paid reply envelope.

                                 NOTE: If you vote by phone or
                                 Internet, please do not return your
                                 proxy card(s).

         Your vote is            The enclosed package contains
         extremely important,    detailed information about the issues
         no matter how many      being considered and we suggest that
         shares you own.         you read the materials before casting
                                 your vote. Your Fund's Board of
                                 Trustees, whose primary role is to
                                 protect your interests as a
                                 shareholder, has reviewed the
                                 proposals and, in their opinion, the
                                 proposals are fair and reasonable.
                                 The Trustees unanimously recommend
                                 that you vote FOR both proposals. We
                                 must receive your vote by May 7, 2013.

                                 Again, we encourage you to vote your
                                 shares as quickly as possible, and we
                                 thank you in advance for your prompt
                                 attention to this matter. If you have
                                 any questions about the proposals,
                                 please call Pioneer at
                                 1-800-622-3265, and one of our Client
                                 Service Representatives will be happy
                                 to assist you.

                                 Sincerely,

                                 Pioneer Investment Management
                                 Shareholder Services, Inc.

                 Securities offered through Pioneer      LOGO
                 Funds Distributor, Inc. 60 State
                 Street, Boston,
                 Massachusetts 02109, Underwriter of
                 Pioneer mutual funds, Member SIPC
                 (C)2013 Pioneer Investments .
                 us.pioneerinvestments.com
                 26445-00-0313